UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2021
Semiannual Report
to Shareholders
DWS Latin America Equity Fund

Contents
3	Letter to Shareholders
4	Performance Summary
7	Portfolio Management Team
8	Portfolio Summary
10	Investment Portfolio
14	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
33	Information About Your Fund’s Expenses
35	Liquidity Risk Management
36	Advisory Agreement Board Considerations and Fee Evaluation
43	Account Management Resources
45	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	DWS Latin America Equity Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains positive overall, buoyed by progress in the handling of the pandemic, good corporate earnings and support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS Latin America Equity Fund	| 3

Performance Summary	April 30, 2021 (Unaudited)
Class A	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/21
Unadjusted for Sales Charge	32.54%	62.71%	12.56%	1.35%
Adjusted for the Maximum Sales Charge (max 5.75% load)	24.92%	53.36%	11.23%	0.75%
MSCI EM Latin America Index†	33.88%	46.40%	3.59%	–3.75%
Average Annual Total Returns as of 3/31/21 (most recent calendar quarter end)
Unadjusted for Sales Charge		66.16%	12.71%	0.82%
Adjusted for the Maximum Sales Charge (max 5.75% load)		56.60%	11.38%	0.23%
MSCI EM Latin America Index†		50.08%	4.04%	–4.05%
Class C	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/21
Unadjusted for Sales Charge	32.04%	61.56%	11.73%	0.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	31.04%	61.56%	11.73%	0.59%
MSCI EM Latin America Index†	33.88%	46.40%	3.59%	–3.75%
Average Annual Total Returns as of 3/31/21 (most recent calendar quarter end)
Unadjusted for Sales Charge		64.95%	11.89%	0.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		64.95%	11.89%	0.08%
MSCI EM Latin America Index†		50.08%	4.04%	–4.05%
Class S	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/21
No Sales Charges	32.72%	63.15%	12.85%	1.60%
MSCI EM Latin America Index†	33.88%	46.40%	3.59%	–3.75%
Average Annual Total Returns as of 3/31/21 (most recent calendar quarter end)
No Sales Charges		66.51%	12.99%	1.08%
MSCI EM Latin America Index†		50.08%	4.04%	–4.05%

4 |	DWS Latin America Equity Fund

Institutional Class	6-Month ‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 4/30/21
No Sales Charges	32.65%	63.12%	12.84%	8.92%
MSCI EM Latin America Index†	33.88%	46.40%	3.59%	4.71%
Average Annual Total Returns as of 3/31/21 (most recent calendar quarter end)
No Sales Charges		66.53%	13.01%	8.19%
MSCI EM Latin America Index†		50.08%	4.04%	4.22%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 1.69%, 2.44%, 1.37% and 1.35% for Class A, Class C, Class S, and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
DWS Latin America Equity Fund	| 5

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Institutional class shares commenced operations on February 2, 2015.
†	The MSCI Emerging Markets (EM) Latin America Index is an unmanaged equity index which captures large and mid-capitalization representation across 6 emerging markets countries in Latin America. It covers approximately 85% of the free float-adjusted market capitalization in each country.
‡	Total returns shown for periods less than one year are not annualized.
	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/21	$34.18	$31.66	$34.37	$34.38
10/31/20	$25.78	$23.97	$25.89	$25.91
6 |	DWS Latin America Equity Fund

Portfolio Management Team
Scott Piper, Chief Investment Officer, Itaú USA Asset Management, Inc. (New York).
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—
Joined Itaú USA Asset Management, Inc. in 2011.
—
Prior to joining Itaú USA Asset Management, Inc., he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.
—
BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.
Luiz Ribeiro, CFA, Portfolio Manager, Itaú Asset Management, Inc. (Brazil).
Portfolio Manager of the Fund until May 1, 2021. Began managing the Fund in 2013.
—
Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 26 years of industry experience, he was a Senior Equities Portfolio Manager at DWS. Prior to joining DWS in 2012, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, he worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.
—
BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC).
Danilo Pereira, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil).
Portfolio Manager of the Fund until May 1, 2021. Began managing the Fund in 2013.
—
Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 20 years of industry experience, he was a Portfolio Manager and Equities Analyst at DWS. Prior to joining DWS in 2012, he was the Deputy Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. He began his investment career as a Latin American Analyst at ABN AMRO Asset Management.
—
BA in Business from Fundacao Getulio Vargas.
Marcelo Pinheiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil).
Portfolio Manager of the Fund until May 1, 2021. Began managing the Fund in 2014.
—
Prior to joining Itaú Asset Management, Inc. (Brazil) in 2020 with 13 years of industry experience, he was an Equities Analyst at DWS. Prior to joining DWS in 2013, he served as senior credit analyst at Itaú BBA. Previously, he was a senior analyst for Latin America financial planning at General Electric. Before that, he worked as an analyst for equities and credits and as a junior portfolio manager at Bradesco Asset Management.
—
BA in Economics from University of São Paulo.
DWS Latin America Equity Fund	| 7

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	4/30/21	10/31/20
Equity Securities	93%	98%
Cash Equivalents and Other Assets and Liabilities, Net	7%	2%
	100%	100%
Sector Diversification	4/30/21	10/31/20
Materials	28%	25%
Financials	21%	20%
Industrials	11%	15%
Consumer Staples	11%	16%
Information Technology	7%	11%
Energy	7%	1%
Consumer Discretionary	7%	9%
Communication Services	5%	1%
Utilities	2%	2%
Health Care	1%	—
Real Estate	0%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/21	10/31/20
Brazil	61%	58%
Mexico	21%	12%
Argentina	7%	13%
Chile	5%	9%
United States	3%	—
Peru	3%	6%
Colombia	0%	2%
	100%	100%

8 |	DWS Latin America Equity Fund

Ten Largest Equity Holdings at April 30, 2021 (49.2% of Net Assets)			Country	Percent
1 Vale SA	Brazil	11.6%
Owner and operator of railroads and maritime terminals
2 Petroleo Brasileiro SA	Brazil	6.3%
Company refines, markets, and supplies oil products
3 Globant SA	Argentina	5.4%
Provider of engineering, design and innovation services
4 Banco Bradesco SA	Brazil	4.8%
Provider of commercial banking services
5 Cemex SAB de CV	Mexico	4.2%
Company produces, distributes, and markets cement, ready-mix concrete, aggregates, and related building materials
6 Sequoia Logistica e Transportes SA	Brazil	4.0%
Provider of transportion services
7 America Movil SAB de CV	Mexico	3.9%
Provider of telecommunications services
8 Grupo Financiero Banorte SAB de CV	Mexico	3.4%
Provider of commercial and corporate banking services
9 Itau Unibanco Holding SA	Brazil	2.8%
Provider of retail, commercial, corporate, and private banking services
10 Freeport-McMoRan, Inc.	United States	2.8%
Global operator of mineral exploration and development
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 10. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 43 for contact information.
DWS Latin America Equity Fund	| 9

Investment Portfolio	as of April 30, 2021 (Unaudited)
	Shares	Value ($)
Equity Securities 93.2%
Argentina 6.2%
Cablevision Holding SA (GDR)	379,218	1,135,001
Globant SA*	71,921	16,482,855
Grupo Clarin SA “B” (GDR) (REG S)*	112,076	101,831
Pampa Energia SA (ADR)* (a)	67,878	910,923
(Cost $18,190,601)		18,630,610
Brazil 57.0%
Afya Ltd. “A” * (a)	51,068	1,144,434
Ambev SA	1,600,000	4,400,549
Banco Bradesco SA (Preferred)	3,282,620	14,412,696
Banco do Brasil SA	600,000	3,273,902
Banco Santander Brasil SA (Units)	1,130,400	8,018,025
Boa Vista Servicos SA	866,900	2,154,463
Construtora Tenda SA	610,001	2,908,483
Energisa SA (Units)	442,237	3,587,037
Gerdau SA (ADR)	106,200	652,068
Gerdau SA (Preferred)	680,600	4,162,247
Grupo Mateus SA*	2,013,876	3,021,528
Hapvida Participacoes e Investimentos SA 144A	881,400	2,343,023
Itau Unibanco Holding SA (Preferred)	1,659,000	8,407,925
Lojas Quero Quero SA	1,270,404	4,237,759
Lojas Renner SA	333,400	2,479,609
Magazine Luiza SA	822,336	3,032,260
Multiplan Empreendimentos Imobiliarios SA	311,400	1,320,227
Natura & Co. Holding SA*	38,800	348,140
Pet Center Comercio e Participacoes SA	1,253,185	5,576,068
Petroleo Brasileiro SA	1,120,000	4,762,843
Petroleo Brasileiro SA (ADR)	734,600	6,229,408
Petroleo Brasileiro SA (Preferred)	1,855,034	8,066,182
Raia Drogasil SA	1,445,390	6,998,050
Rumo SA*	1,809,300	6,661,573
Sequoia Logistica e Transportes SA*	2,604,396	12,178,028
Suzano SA*	236,400	2,988,483
TOTVS SA	782,770	4,481,576
Usinas Siderurgicas de Minas Gerais SA Usiminas “A” (Preferred)	1,643,389	6,791,926
Vale SA	1,153,200	23,144,460
The accompanying notes are an integral part of the financial statements.
10 |	DWS Latin America Equity Fund

	Shares	Value ($)
Vale SA (ADR) (a)	599,900	12,069,988
WEG SA	423,276	2,728,048
(Cost $143,306,999)		172,581,008
Chile 5.1%
Antofagasta PLC	200,023	5,149,227
Banco de Chile	16,900,000	1,809,534
Banco Santander Chile	69,289,200	3,802,117
Banco Santander Chile (ADR)	81,400	1,810,336
Cencosud SA	1,425,200	2,958,765
(Cost $10,187,360)		15,529,979
Colombia 0.5%
Ecopetrol SA (ADR) (a) (Cost $1,236,200)	117,009	1,384,217
Mexico 19.1%
Alfa SAB de CV “A”	1,377,100	959,898
America Movil SAB de CV “L” (ADR)	840,000	11,709,600
Cemex SAB de CV (ADR)*	1,601,800	12,638,202
Fomento Economico Mexicano SAB de CV (Units)	928,600	7,207,572
Fresnillo PLC	78,693	896,146
Genomma Lab Internacional SAB de CV “B” *	866,335	872,023
Grupo Aeroportuario del Centro Norte SAB de CV*	122,920	768,030
Grupo Aeroportuario del Pacifico SAB de CV “B” *	625,113	6,435,050
Grupo Financiero Banorte SAB de CV “O”	1,831,540	10,399,552
Industrias Penoles SAB de CV*	82,504	1,059,881
Regional SAB de CV*	959,770	4,896,689
(Cost $52,990,399)		57,842,643
Peru 2.6%
Credicorp Ltd.	17,198	2,053,441
InRetail Peru Corp. 144A	163,100	5,773,740
(Cost $5,042,665)		7,827,181
United States 2.7%
Freeport-McMoRan, Inc. (a) (Cost $7,190,094)	220,900	8,330,139
Total Equity Securities (Cost $238,144,318)		282,125,777
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $10,261,989)	10,261,989	10,261,989

The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 11

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $248,406,307)	96.6	292,387,766
Other Assets and Liabilities, Net	3.4	10,431,881
Net Assets	100.0	302,819,647
Value ($) at 10/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2021	Value ($) at 4/30/2021
Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
15,547,698	—	5,285,709 (d)	—	—	12,738	—	10,261,989	10,261,989
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2021 amounted to $9,633,445, which is 3.2% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments,
The accompanying notes are an integral part of the financial statements.
12 |	DWS Latin America Equity Fund

please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$ 17,393,778	$1,236,832	$—	$ 18,630,610
Brazil	172,581,008	—	—	172,581,008
Chile	10,380,752	5,149,227	—	15,529,979
Colombia	1,384,217	—	—	1,384,217
Mexico	56,946,497	896,146	—	57,842,643
Peru	7,827,181	—	—	7,827,181
United States	8,330,139	—	—	8,330,139
Short-Term Investments	10,261,989	—	—	10,261,989
Total	$285,105,561	$7,282,205	$ —	$292,387,766
The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 13

Statement of Assets and Liabilities
as of April 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $238,144,318) — including $9,633,445 of securities loaned	$ 282,125,777
Investment in DWS Government & Agency Securities Portfolio (cost $10,261,989)*	10,261,989
Cash	14,558,466
Foreign currency, at value (cost $5,247,643)	4,921,560
Receivable for investments sold	2,907,437
Receivable for Fund shares sold	130,269
Dividends receivable	1,044,456
Interest receivable	700
Other assets	38,844
Total assets	315,989,498
Liabilities
Payable upon return of securities loaned	10,261,989
Payable for investments purchased	2,372,841
Payable for Fund shares redeemed	131,676
Accrued management fee	224,350
Accrued Directors' fees	2,819
Other accrued expenses and payables	176,176
Total liabilities	13,169,851
Net assets, at value	$ 302,819,647
Net Assets Consist of
Distributable earnings (loss)	49,811,448
Paid-in capital	253,008,199
Net assets, at value	$ 302,819,647
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
14 |	DWS Latin America Equity Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($13,809,588 ÷ 404,068 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 34.18
Maximum offering price per share (100 ÷ 94.25 of $34.18)	$ 36.27
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($889,120 ÷ 28,084 shares of capital stock outstanding,
$.01 par value, 20,000,000 shares authorized)	$ 31.66
Class S
Net Asset Value, offering and redemption price per share ($281,736,591 ÷ 8,198,312 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 34.37
Institutional Class
Net Asset Value, offering and redemption price per share ($6,384,348 ÷ 185,683 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 34.38
The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 15

Statement of Operations
for the six months ended April 30, 2021 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $281,690)	$ 3,653,613
Securities lending income, net of borrower rebates	12,738
Total income	3,666,351
Expenses:
Management fee	1,478,675
Administration fee	143,431
Services to shareholders	184,525
Distribution and service fees	19,006
Custodian fee	30,437
Professional fees	49,040
Reports to shareholders	23,776
Registration fees	31,964
Directors' fees and expenses	5,788
Other	20,984
Total expenses before expense reductions	1,987,626
Expense reductions	(103,084)
Total expenses after expense reductions	1,884,542
Net investment income	1,781,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	52,697,460
Foreign currency	(32,018)
52,665,442
Change in net unrealized appreciation (depreciation) on:
Investments	21,800,197
Foreign currency	36,358
21,836,555
Net gain (loss)	74,501,997
Net increase (decrease) in net assets resulting from operations	$ 76,283,806
The accompanying notes are an integral part of the financial statements.
16 |	DWS Latin America Equity Fund

Statements of Changes in Net Assets
	Six Months Ended April 30, 2021	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2020
Operations:
Net investment income	$ 1,781,809	$ 901,356
Net realized gain (loss)	52,665,442	(30,771,865)
Change in net unrealized appreciation (depreciation)	21,836,555	(26,398,861)
Net increase (decrease) in net assets resulting from operations	76,283,806	(56,269,370)
Distributions to shareholders:
Class S	—	(339,933)
Institutional Class	—	(6,872)
Total distributions	—	(346,805)
Fund share transactions:
Proceeds from shares sold	15,405,481	68,800,997
Reinvestment of distributions	—	326,351
Payments for shares redeemed	(24,487,162)	(95,253,732)
Net increase (decrease) in net assets from Fund share transactions	(9,081,681)	(26,126,384)
Increase (decrease) in net assets	67,202,125	(82,742,559)
Net assets at beginning of period	235,617,522	318,360,081
Net assets at end of period	$302,819,647	$235,617,522
The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 17

Financial Highlights
DWS Latin America Equity Fund — Class A
	Six Months Ended 4/30/21	Years Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$25.78	$31.18	$25.10	$25.79	$24.07	$16.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.02	.01	(.04)	.89 [b]	.13
Net realized and unrealized gain (loss)	8.24	(5.42)	6.07	.44	1.15	7.10
Total from investment operations	8.40	(5.40)	6.08	.40	2.04	7.23
Less distributions from:
Net investment income	—	—	—	(1.09)	(.32)	—
Redemption fees	—	—	—	—	.00 *	.00 *
Net asset value, end of period	$34.18	$25.78	$31.18	$25.10	$25.79	$24.07
Total Return (%)[c,d]	32.58 **	(17.32)	24.22	1.56	8.95	42.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	10	15	10	11	13
Ratio of expenses before expense reductions (%)	1.64 ***	1.69	1.87	1.93	1.90	1.90
Ratio of expenses after expense reductions (%)	1.51 ***	1.57	1.66	1.72	1.73	1.75
Ratio of net investment income (loss) (%)	1.00 ***	.09	.04	(.16)	3.85 [b]	.68
Portfolio turnover rate (%)	62 **	150	189	203	279	108
[a]	Based on average shares outstanding during the period.
[b]	The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
18 |	DWS Latin America Equity Fund

DWS Latin America Equity Fund — Class C
	Six Months Ended 4/30/21	Years Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$23.97	$29.20	$23.68	$24.32	$22.70	$15.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.16)	(.19)	(.21)	.71 [b]	(.03)
Net realized and unrealized gain (loss)	7.65	(5.07)	5.71	.41	1.07	6.74
Total from investment operations	7.69	(5.23)	5.52	.20	1.78	6.71
Less distributions from:
Net investment income	—	—	—	(.84)	(.16)	—
Redemption fees	—	—	—	—	.00 *	.00 *
Net asset value, end of period	$31.66	$23.97	$29.20	$23.68	$24.32	$22.70
Total Return (%)[c,d]	32.08 **	(17.91)	23.31	.83	8.12	41.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1	3	4
Ratio of expenses before expense reductions (%)	2.39 ***	2.44	2.62	2.65	2.66	2.64
Ratio of expenses after expense reductions (%)	2.26 ***	2.29	2.41	2.47	2.48	2.50
Ratio of net investment income (loss) (%)	.24 ***	(.62)	(.72)	(.87)	3.24 [b]	(.16)
Portfolio turnover rate (%)	62 **	150	189	203	279	108
[a]	Based on average shares outstanding during the period.
[b]	The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 19

DWS Latin America Equity Fund — Class S
	Six Months Ended 4/30/21	Years Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$25.89	$31.27	$25.11	$25.80	$24.08	$16.80
Income (loss) from investment operations:
Net investment income[a]	.20	.10	.09	.02	.99 [b]	.18
Net realized and unrealized gain (loss)	8.28	(5.44)	6.07	.44	1.10	7.10
Total from investment operations	8.48	(5.34)	6.16	.46	2.09	7.28
Less distributions from:
Net investment income	—	(.04)	—	(1.15)	(.37)	—
Redemption fees	—	—	—	—	.00 *	.00 *
Net asset value, end of period	$34.37	$25.89	$31.27	$25.11	$25.80	$24.08
Total Return (%)[c]	32.75 **	(17.12)	24.53	1.82	9.23	43.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	282	221	300	254	277	291
Ratio of expenses before expense reductions (%)	1.33 ***	1.37	1.55	1.59	1.60	1.61
Ratio of expenses after expense reductions (%)	1.26 ***	1.32	1.41	1.47	1.48	1.50
Ratio of net investment income (%)	1.22 ***	.35	.30	.09	4.28 [b]	.94
Portfolio turnover rate (%)	62 **	150	189	203	279	108
[a]	Based on average shares outstanding during the period.
[b]	The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
20 |	DWS Latin America Equity Fund

DWS Latin America Equity Fund — Institutional Class
	Six Months Ended 4/30/21	Years Ended October 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$25.91	$31.29	$25.12	$25.81	$24.09	$16.80
Income (loss) from investment operations:
Net investment income[a]	.21	.08	.08	.01	.90 [b]	.09
Net realized and unrealized gain (loss)	8.26	(5.42)	6.09	.46	1.19	7.20
Total from investment operations	8.47	(5.34)	6.17	.47	2.09	7.29
Less distributions from:
Net investment income	—	(.04)	—	(1.16)	(.37)	—
Redemption fees	—	—	—	—	.00 *	.00 *
Net asset value, end of period	$34.38	$25.91	$31.29	$25.12	$25.81	$24.09
Total Return (%)[c]	32.69 **	(17.11)	24.56	1.82	9.22	43.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	3	6	5	3
Ratio of expenses before expense reductions (%)	1.31 ***	1.35	1.56	1.53	1.59	1.58
Ratio of expenses after expense reductions (%)	1.26 ***	1.32	1.41	1.47	1.47	1.50
Ratio of net investment income (%)	1.29 ***	.30	.30	.06	3.94 [b]	.41
Portfolio turnover rate (%)	62 **	150	189	203	279	108
[a]	Based on average shares outstanding during the period.
[b]	The Fund’s net investment income per share and the ratio of net investment income include non-recurring non-cash distributions amounting to $0.93 per share and 4.03% of average daily net assets, for the year ended October 31, 2017.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Latin America Equity Fund	| 21

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS Latin America Equity Fund (the “Fund” ) is a non-diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective May 10, 2021, Class C shares automatically convert to Class A shares in the same fund after 8 years instead of 10 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
22 |	DWS Latin America Equity Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
DWS Latin America Equity Fund	| 23

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co. as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of April 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the
24 |	DWS Latin America Equity Fund

Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of April 30, 2021, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At October 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $39,752,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
At April 30, 2021, the aggregate cost of investments for federal income tax purposes was $256,945,861. The net unrealized appreciation for all investments based on tax cost was $35,441,905. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $63,291,604 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $27,849,699.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
DWS Latin America Equity Fund	| 25

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the six months ended April 30, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $172,186,942 and $194,827,420, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the
26 |	DWS Latin America Equity Fund

Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund’s subadvisor.
Itaú USA Asset Management, Inc. (IUAM) is the subadvisor for the Fund. Pursuant to a sub-advisory agreement between DIMA and IUAM, DIMA, not the Fund, compensates IUAM for the services it provides to the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $400 million of the Fund’s average daily net assets	1.000%
Next $400 million of such net assets	.900%
Over $800 million of such net assets	.800%
Accordingly, for the six months ended April 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 1.00% of the Fund’s average daily net assets.
For the period from November 1, 2020 through January 31, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.51%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%
For the six months ended April 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 8,231
Class C	542
Class S	92,858
Institutional Class	1,453
$ 103,084
DWS Latin America Equity Fund	| 27

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2021, the Administration Fee was $143,431, of which $23,831 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2021, amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2021
Class A	$ 3,197	$ 1,086
Class C	172	66
Class S	76,435	25,907
Institutional Class	114	24
	$ 79,918	$ 27,083
In addition, for the six months ended April 30, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 8,570
Class C	531
Class S	68,490
Institutional Class	2,530
$ 80,121
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements
28 |	DWS Latin America Equity Fund

with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2021
Class C	$ 3,140	$ 533
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2021	Annualized Rate
Class A	$ 14,821	$ 5,517.23%
Class C	1,045	430.25%
	$ 15,866	$ 5,947
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2021 aggregated $261.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended April 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,280, of which $207 is unpaid.
Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market
DWS Latin America Equity Fund	| 29

fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Investing in Latin America
The Fund faces the risks inherent in foreign investing. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact the fund’s performance. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the US dollar, and devaluation, all of which could decrease the value of the fund. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the fund invests. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact fund performance.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may
30 |	DWS Latin America Equity Fund

borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	105,420	$ 3,518,405	187,141	$ 5,094,180
Class C	5,169	161,167	2,403	61,112
Class S	248,314	8,538,948	1,365,197	30,568,189
Institutional Class	94,001	3,186,961	1,206,140	33,077,516
		$ 15,405,481		$ 68,800,997
Shares issued to shareholders in reinvestment of distributions
Class S	—	$ —	9,452	$ 319,479
Institutional Class	—	—	203	6,872
		$ —		$ 326,351
Shares redeemed
Class A	(76,246)	$ (2,526,926)	(282,743)	$ (7,485,257)
Class C	(2,601)	(80,736)	(15,648)	(405,013)
Class S	(582,272)	(19,317,498)	(2,424,981)	(57,917,946)
Institutional Class	(78,611)	(2,562,002)	(1,128,277)	(29,445,516)
		$ (24,487,162)		$ (95,253,732)
Net increase (decrease)
Class A	29,174	$ 991,479	(95,602)	$ (2,391,077)
Class C	2,568	80,431	(13,245)	(343,901)
Class S	(333,958)	(10,778,550)	(1,050,332)	(27,030,278)
Institutional Class	15,390	624,959	78,066	3,638,872
		$ (9,081,681)		$ (26,126,384)
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death
DWS Latin America Equity Fund	| 31

and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
32 |	DWS Latin America Equity Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2020 to April 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Latin America Equity Fund	| 33

Expenses and Value of a $1,000 Investment
For the six months ended April 30, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/21	$1,325.80	$1,320.80	$1,327.50	$1,326.90
Expenses Paid per $1,000*	$ 8.71	$ 13.00	$ 7.27	$ 7.27
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/21	$1,017.31	$1,013.59	$1,018.55	$1,018.55
Expenses Paid per $1,000*	$ 7.55	$ 11.28	$ 6.31	$ 6.31
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Latin America Equity Fund	1.51%	2.26%	1.26%	1.26%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
34 |	DWS Latin America Equity Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
DWS Latin America Equity Fund	| 35

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS Latin America Equity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020. DIMA has also entered into a sub-advisory agreement with Itau USA Asset Management, Inc. (“Itau” ) that has an initial term through September 30, 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part
36 |	DWS Latin America Equity Fund

of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and Itau’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA and Itau provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including Itau. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-,
DWS Latin America Equity Fund	| 37

three- and five-year periods ended December 31, 2019. The Board noted changes in the Fund’s portfolio management team, effective May 15, 2020, in connection with the new sub-advisory relationship entered into by and between DIMA and Itau.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.165%. The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that DIMA pays a sub-advisory fee to Itau out of its fee. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
38 |	DWS Latin America Equity Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and Itau.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
DWS Latin America Equity Fund	| 39

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
Sub-Advisory Agreement Board Considerations
The Board of Directors (the “Board” ) approved the Sub-Advisory Agreement (the “Agreement” ) between DWS Investment Management Americas, Inc. (“DIMA” ) and Itau USA Asset Management, Inc. (“Itau”  or the “Sub-Advisor” ) on behalf of DWS Latin America Equity Fund (the “Fund” ), at a meeting held in May 2020.
40 |	DWS Latin America Equity Fund

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	In May 2020, all of the Fund’s Board Members were independent of DIMA and its affiliates.
—	The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisors to manage all or a portion of the Fund’s assets without obtaining shareholder approval.
—	The Board Members met privately with counsel to discuss the Agreement.
In connection with its review of the Agreement, the Board considered the factors discussed below, among others. The Board considered that DIMA was proposing the Agreement in connection with the decision of the Fund’s Brazil-based DIMA portfolio managers to join the Sub-Advisor’s Brazil-based affiliate, Itaú Asset Management, Inc. The Board noted that the Sub-Advisor and its affiliates have substantial experience in Latin America investing. The Board also noted that the current Brazil-based portfolio managers would continue to manage the Fund after they become employees of Itaú Asset Management, Inc. in conjunction with the Sub-Advisor’s U.S.-based portfolio management team, but that the Sub-Advisor currently anticipates that the Brazil-based portfolio managers will transition portfolio management responsibilities to the U.S.-based portfolio management team over the next year.
Nature, Quality and Extent of Services.  The Board considered the terms of the Agreement, including the scope of sub-advisory services to be provided under the Agreement. The Board reviewed information regarding the experience and skill of the Sub-Advisor’s investment personnel, including both the Brazil-based portfolio managers and the U.S.-based portfolio management team, the resources made available to such personnel and the organizational depth and stability of the Sub-Advisor. The Board also reviewed information regarding investment process to be used by the Sub-Advisor for the Fund, noting that it would be the same process as currently used for the Fund, and the historical performance of the Fund and a Latin America Equities strategy managed by the Sub-Advisor. The Board considered that DIMA would provide ongoing oversight of the Sub-Advisor’s services to the Fund, including monitoring the Sub-Advisor’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Advisor be engaged as a sub-advisor to the Fund.
The Board concluded that the nature, quality and extent of services to be provided by the Sub-Advisor are expected to be satisfactory.
DWS Latin America Equity Fund	| 41

Fees and Expenses.  The Board considered the proposed fee schedule for the Sub-Advisor. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses.
On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Advisor.
Profitability. The Board did not consider the estimated profitability of the Sub-Advisor with respect to the Fund. The Board noted that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that Itau’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Advisor’s fee out of its management fee, and its understanding that Itau’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.
Other Benefits to the Sub-Advisor and its Affiliates. The Board considered the possibility that the Sub-Advisor and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Advisor related to incidental public relations benefits to the Sub-Advisor related to Fund advertising. The Board considered these potential benefits in reaching its conclusion that the proposed sub-advisory fees were reasonable.
Compliance. The Board considered the Sub-Advisor’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Advisor’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.
Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreement.
42 |	DWS Latin America Equity Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Latin America Equity Fund	| 43

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SLANX	SLAPX	SLAFX	SLARX
CUSIP Number	25156G 756	25156G 772	25156G 798	25156G 574
Fund Number	474	774	2074	1474
44 |	DWS Latin America Equity Fund

Privacy Statement
FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes —such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

DWS Latin America Equity Fund	| 45

Who we are
Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.
How does DWS collect my personal information?	We collect your personal information, for example, when you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments
Why can’t I limit all sharing?	Federal law gives you the right to limit only
— sharing for affiliates’ everyday business purposes
— information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB” ) name, such as
DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.
California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.
Rev. 12/2020
46 |	DWS Latin America Equity Fund

Notes

DLAEF-3
(R-027574-10 6/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2021